Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS SECOND QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (July 30, 2014) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the three and six-month periods ended June 30, 2014.

Three-Month Periods Ended June 30, 2014 and 2013

•	After adding back for the 2014 period, $0.8 million ($0.5 million, net of income tax ) or $0.02 per diluted share and for the 2013 period $6.1 million ($3.8 million, net of income tax) or $0.12 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $305.0 million compared to $316.0 million in 2013.

•	Net income from continuing operations attributable to Amedisys, Inc. of $8.0 million compared to net income from continuing operations of $5.8 million in 2013. (Net income from continuing operations attributable to Amedisys, Inc. of $7.6 million compared to net income from continuing operations attributable to Amedisys, Inc. of $2.0 million in 2013 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.25 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.18 per diluted share in 2013. (Net income from continuing operations attributable to Amedisys, Inc. per diluted share $0.23 compared to net income from continuing operations attributable to Amedisys Inc. per diluted share of $0.06 per diluted share in 2013 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $22.1 million compared to $19.6 million in 2013.

Six-Month Periods Ended June 30, 2014 and 2013

•	After adding back for the 2014 period, $16.9 million ($10.4 million, net of income tax ) or $0.32 per diluted share and for the 2013 period $8.2 million ($5.0 million, net of income tax) or $0.16 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $603.7 million compared to $644.6 million in 2013.

•	Net income from continuing operations attributable to Amedisys, Inc. of $5.8 million compared to net income from continuing operations of $10.4 million in 2013. (Net loss from continuing operations attributable to Amedisys, Inc. of $4.6 million compared to net income from continuing operations attributable to Amedisys, Inc. of $5.4 million in 2013 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.18 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.33 per diluted share in 2013. (Net loss from continuing operations attributable to Amedisys, Inc. per diluted share $0.14 compared to net income from continuing operations attributable to Amedisys Inc. per diluted share of $0.17 per diluted share in 2013 on a GAAP basis.)

•	EBITDA of $27.6 million compared to $37.9 million in 2013.

Ronald A. LaBorde, Interim Chief Executive Officer stated, “While much work remains, our progress in this quarter reflects the focus of our entire Amedisys team. We believe we have reestablished a solid foundation which will allow us to concentrate on further improving our core business.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

*	See pages 9 & 10 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

Earnings Call and Webcast Information

To participate in the conference call, please call a few minutes before 10:00 a.m. ET on Wednesday, July 30, 2014, to either (877) 512-9171 (Toll free) or (815) 573-0979 (Toll), use conference ID #77505164. A replay of the conference call will be available through August 30, 2014. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll), use conference ID #77505164.

The call will also be available through our website and for seven days thereafter at the following web address: http://investors.amedisys.com.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to fund required settlement payments in the manner agreed upon in our settlement agreement to resolve both the U.S. Department of Justice investigation and the Stark Law Self-Referral matter, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation or investigations relating the Company, including the OIG Self-Disclosure issues and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net income (loss) from continuing operations attributable to Amedisys, Inc., defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items, and adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	June 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$11,225	$17,303
Patient accounts receivable, net of allowance for doubtful accounts of $14,956 and $14,231	110,934	111,133
Prepaid expenses	10,855	10,669
Deferred income taxes	10,712	55,329
Other current assets	15,185	10,785
Assets held for sale	—	60

Total current assets	158,911	205,279

Property and equipment, net of accumulated depreciation of $140,705 and $129,891	148,346	159,025
Goodwill	205,587	208,915
Intangible assets, net of accumulated amortization of $25,354 and $25,133	34,112	36,690
Deferred income taxes	134,442	90,214
Other assets, net	28,898	26,283

Total assets	$710,296	$726,406

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$18,886	$20,139
Accrued charge related to U.S. Department of Justice settlement	35,000	150,000
Payroll and employee benefits	72,861	70,801
Accrued expenses	61,712	57,572
Current portion of long-term obligations	12,277	13,904

Total current liabilities	200,736	312,416
Long-term obligations, less current portion	132,000	33,000
Other long-term obligations	6,518	8,511

Total liabilities	339,254	353,927

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 34,153,969 and 33,413,970 shares issued; and 33,195,927 and 32,538,971 shares outstanding	34	33
Additional paid-in capital	473,634	467,890
Treasury stock at cost, 958,042 and 874,999 shares of common stock	(19,464)	(18,176)
Accumulated other comprehensive income	15	15
Retained earnings	(82,359)	(77,561)

Total Amedisys, Inc. stockholders’ equity	371,860	372,201
Noncontrolling interests	(818)	278

Total equity	371,042	372,479

Total liabilities and equity	$710,296	$726,406

Statement of Operations Information

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2014	2013	2014	2013
Net service revenue	$305,006	$315,960	$603,745	$644,562
Cost of service, excluding depreciation and amortization	172,520	177,760	349,527	363,427
General and administrative expenses:
Salaries and benefits	71,400	75,012	154,571	154,852
Non-cash compensation	1,069	1,224	1,500	3,280
Other	35,522	41,378	78,222	83,226
Provision for doubtful accounts	4,242	4,639	9,135	8,493
Depreciation and amortization	7,692	9,411	15,594	19,381
Other intangibles impairment charge	—	2,286	2,208	2,286

Operating expenses	292,445	311,710	610,757	634,945

Operating income (loss)	12,561	4,250	(7,012)	9,617
Other income (expense):
Interest income	16	11	22	22
Interest expense	(1,352)	(714)	(2,613)	(1,806)
Equity in earnings from equity investments	885	337	1,671	700
Miscellaneous, net	243	(537)	434	(478)

Total other expense, net	(208)	(903)	(486)	(1,562)

Income (loss) before income taxes	12,353	3,347	(7,498)	8,055
Income tax (expense) benefit	(4,743)	(1,342)	2,875	(3,193)

Income (loss) from continuing operations	7,610	2,005	(4,623)	4,862
Discontinued operations, net of tax	61	(157)	(216)	(882)

Net income (loss)	7,671	1,848	(4,839)	3,980
Net (income) loss attributable to noncontrolling interests	(52)	(7)	41	539

Net income (loss) attributable to Amedisys, Inc.	$7,619	$1,841	$(4,798)	$4,519

Basic earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.24	$0.06	$(0.14)	$0.18

Discontinued operations, net of tax	—	—	(0.01)	(0.03)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.24	$0.06	$(0.15)	$0.15

Weighted average shares outstanding	32,251	31,160	32,058	30,900

Diluted earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.23	$0.06	$(0.14)	$0.17

Discontinued operations, net of tax	—	—	(0.01)	(0.03)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.23	$0.06	$(0.15)	$0.14

Weighted average shares outstanding	32,594	31,489	32,058	31,298

Amounts attributable to Amedisys, Inc. common stockholders:
Income (loss) from continuing operations	$7,558	$1,998	$(4,582)	$5,401
Discontinued operations, net of tax	61	(157)	(216)	(882)

Net income (loss)	$7,619	$1,841	$(4,798)	$4,519

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2014	2013	2014	2013

Net cash (used in) provided by operating activities	$(89,129)	$33,561	$(95,471)	$65,977
Net cash used in investing activities	(4,472)	(7,390)	(9,392)	(24,215)
Net cash provided by (used in) financing activities	101,986	(3,074)	98,785	(26,189)

Net increase (decrease) in cash and cash equivalents	8,385	23,097	(6,078)	15,573
Cash and cash equivalents at beginning of period	2,840	7,021	17,303	14,545

Cash and cash equivalents at end of period	$11,225	$30,118	$11,225	$30,118

Days revenue outstanding, net (1)	32.0	33.9	32.0	33.9

(1)	Our calculation of days revenue outstanding, net at June 30, 2014 and 2013 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended June 30, 2014 and 2013, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended June 30,
	2014	2013
Financial Information (in millions):
Medicare	$191.5	$204.6
Non-Medicare	52.0	45.9

Net service revenue	243.5	250.5
Cost of service	139.3	143.2

Gross margin	104.2	107.3
Other operating expenses	73.2	81.7

Operating income before impairment charges (1)	$31.0	$25.6

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	2%	(10%)
Admissions	0%	0%
Recertifications	2%	(18%)
Total (3):
Admissions	43,974	47,734
Recertifications	26,283	27,493
Completed episodes	70,276	75,461
Visits	1,225,278	1,323,138
Average revenue per completed episode (4)	$2,845	$2,831
Visits per completed episode (5)	17.5	17.7

Non-Medicare (3):
Admissions	20,731	18,235
Recertifications	8,057	7,532
Visits	412,481	380,502

Total (3):
Cost per Visit	$85.08	$84.09
Visits	1,637,759	1,703,640

	For the Six-Month Periods Ended June 30,
	2014	2013
Financial Information (in millions):
Medicare	$380.2	$417.2
Non-Medicare	100.0	95.3

Net service revenue	480.2	512.5
Cost of service	283.3	293.7

Gross margin	196.9	218.8
Other operating expenses	155.8	166.4

Operating income before impairment charges (1)	$41.1	$52.4

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	(2%)	(9%)
Admissions	(1%)	1%
Recertifications	(2%)	(18%)
Total (3):
Admissions	90,501	97,741
Recertifications	52,061	56,180
Completed episodes	137,748	151,345
Visits	2,429,817	2,694,022
Average revenue per completed episode (4)	$2,812	$2,804
Visits per completed episode (5)	17.2	17.6

Non-Medicare (3):
Admissions	41,924	39,821
Recertifications	15,508	15,732
Visits	802,621	802,858

Total (3):
Cost per Visit	$87.65	$83.99
Visits	3,232,438	3,496,880

(1)	Operating income of $23.3 million on a GAAP basis for the three-month period ended June 30, 2013. Operating income of $39.9 million and $50.1 million on a GAAP basis for the six-month periods ended June 30, 2014 and 2013, respectively.
(2)	Medicare revenue, admissions or recertifications same store volume is the percent increase (decrease) in our Medicare revenue, admissions or recertifications for the period as a percent of the Medicare revenue, admissions or recertifications of the prior period.
(3)	Based on continuing operations for all periods presented.
(4)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which excludes the impact of sequestration.
(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended June 30,
	2014	2013
Financial Information (in millions):
Medicare revenue	$57.7	$61.6
Non-Medicare revenue	3.8	3.8

Net service revenue	61.5	65.4
Cost of service	33.2	34.5

Gross margin	28.3	30.9
Other operating expenses	15.2	18.0

Operating income	$13.1	$12.9

Key Statistical Data:
Same store Medicare revenue growth (2)	(3%)	(12%)
Hospice admits	4,350	4,655
Average daily census	4,649	5,006
Revenue per day	$145.44	$143.61
Cost of service per day	$78.24	$75.34
Average length of stay	99	99

	For the Six-Month Periods Ended June 30,
	2014	2013
Financial Information (in millions):
Medicare revenue	$116.1	$124.4
Non-Medicare revenue	7.4	7.6

Net service revenue	123.5	132.0
Cost of service	66.2	69.7

Gross margin	57.3	62.3
Other operating expenses	32.8	37.8

Operating income before impairment charges (1)	$24.5	$24.5

Key Statistical Data:
Same store Medicare revenue growth (2)	(4%)	(8%)
Hospice admits	8,945	9,612
Average daily census	4,685	5,038
Revenue per day	$145.70	$144.79
Cost of service per day	$77.86	$76.19
Average length of stay	99	101

(1)	Operating income of $23.5 million on a GAAP basis for the six-month period ended June 30, 2014.
(2)	Same store Medicare revenue volume is the percent increase (decrease) in our Medicare revenue for the period as a percent of the Medicare revenue of the prior period.

Supplemental Information - Corporate

	For the Three-Month Periods Ended June 30,
	2014	2013
Financial Information (in millions):
Other operating expenses	$26.7	$25.8
Depreciation and amortization	4.8	6.2

Total	$31.5	$32.0

	For the Six-Month Periods Ended June 30,
	2014	2013
Financial Information (in millions):
Other operating expenses	$60.8	$52.1
Depreciation and amortization	9.6	12.9

Total	$70.4	$65.0

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc.	$7,619	$1,841	$(4,798)	$4,519
Less:
Discontinued operations, net of tax	61	(157)	(216)	(882)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	7,558	1,998	(4,582)	5,401
Add:
Provision for income taxes	4,743	1,342	(2,875)	3,193
Interest expense, net	1,336	703	2,591	1,784
Depreciation and amortization	7,692	9,411	15,594	19,381

EBITDA (1)	21,329	13,454	10,728	29,759
Add:
Certain items (2)	784	6,133	16,884	8,164

Adjusted EBITDA (3)	$22,113	$19,587	$27,612	$37,923

Adjusted Net Income (Loss) From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc.	$7,619	$1,841	$(4,798)	$4,519
Less:
Discontinued Operations, net of tax	61	(157)	(216)	(882)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	7,558	1,998	(4,582)	5,401
Add:
Certain items (2)	482	3,777	10,400	5,028

Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. (4)	$8,040	$5,775	$5,818	$10,429

Adjusted Net Income (Loss) From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended June 30,		For the Six-Month Periods Ended June 30,
	2014	2013	2014	2013
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.23	$0.06	$(0.15)	$0.14
Less:
Discontinued operations, net of tax	—	—	(0.01)	(0.03)

Net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	0.23	0.06	(0.14)	0.17
Add:
Certain items (2)	0.02	0.12	0.32	0.16

Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$0.25	$0.18	$0.18	$0.33

(1)	EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

(2)	The following details the certain other items for the three and six-month periods ended June 30, 2014 and 2013:

	For the Three-Month Period Ended June 30, 2014			For the Six-Month Period Ended June 30, 2014
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Other intangibles impairment charge	$—	$—	$—	$2,208	$1,360	$0.04
Exit and restructuring activity costs	—	—	—	9,954	6,132	0.19
Relator fees	—	—	—	3,938	2,426	0.07
OIG self-disclosure	1,450	893	0.03	1,450	893	0.03
Software write-off	1,465	902	0.03	1,465	902	0.03
Gain on sale of care centers	(2,131)	(1,313)	(0.04)	(2,131)	(1,313)	(0.04)

Total	$784	$482	$0.02	$16,884	$10,400	$0.32

	For the Three-Month Period Ended June 30, 2013			For the Six-Month Period Ended June 30, 2013
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Other intangibles impairment charge	$2,286	$1,408	$0.05	$2,286	$1,408	$0.05
Exit and restructuring activity costs	1,569	966	0.03	1,569	966	0.03
Relator fees	—	—	—	—	—	—
Legal fees	1,606	989	0.03	3,637	2,240	0.07
Loss on sale of care centers	672	414	0.01	672	414	0.01

Total	$6,133	$3,777	$0.12	$8,164	$5,028	$0.16

(3)	Adjusted EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) from continuing operations per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.